Exhibit 10.19

INTELLECTUAL PROPERTY SECURITY AGREEMENT

(SofTech, Inc.)

This Intellectual Property Security Agreement, is entered into this 8th day of March, 2011 (the “Corporate IP Security Agreement”) by and between SOFTECH, INC., a Massachusetts corporation with a place of business at 59 Lowes Way, Suite 401, Lowell, Massachusetts (the “Borrower”) and ONE CONANT CAPITAL, LLC, with a place of business at One Post Office Square, Boston, Massachusetts (the “Lender”).

RECITALS

This Corporate IP Security Agreement is a supplement to that certain Loan, Pledge and Security Agreement, dated as of the date herein, by and between the Borrower and Lender (the “Loan Agreement”).

All capitalized terms not defined herein shall have the definitions ascribed to them in the Loan Agreement, and are incorporated herein by reference. If there is a conflict between the definitions, terms or provisions of this Corporate IP Security Agreement and the Loan Agreement, the definitions, terms or provisions of the Loan Agreement shall control.

This Corporate IP Security Agreement is executed for the purpose of filing a short form security agreement in the United States Patent and Trademark Office (the “USPTO”) and the US Copyright Office, which sets forth the Borrower’s pledge of its intellectual property as security for the Indebtedness Borrower owes the Lender as set forth in the Loan Agreement and all other Loan Documents.

GRANT OF SECURITY INTEREST

The Borrower hereby grants to the Lender a security interest in and lien on all of the intellectual property assets owned by the Borrower, including without limitation all patents, trademarks, and copyrights set forth in Exhibit 1, attached hereto and incorporated herein by reference, wherever located and whether now owned or hereafter acquired, all source code associated with such intellectual property, all goodwill of the business of the Borrower connected with the use of, or otherwise symbolized by, such intellectual property, all rights to sue for infringement of such intellectual property, and all parts, replacements, substitutions, profits, products, amendments, updates and cash and non-cash proceeds of any of the foregoing (including insurance proceeds, of any kind, including those payable by reason of loss or damage thereto) in any form and wherever located, and all written or electronically recorded books and records relating to any such assets and other rights relating thereto, wherever located and whether now owned or hereafter acquired (collectively the “Corporate IP Collateral”).

REPRESENTATIONS, WARRANTIES, COVENANTS AND MISCELLANEOUS

All other terms, conditions, agreements, obligations, representations, warranties, covenants, definitions, exhibits and miscellaneous terms, conditions, agreements and obligations set forth in the Loan Agreement are restated and incorporated herein by reference.

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IN WITNESS WHEREOF, the parties hereto have caused this Intellectual Property Security Agreement to be duly executed as of the day and year first above written.

THE BORROWER

SOFTECH, INC.

/s/ Jean Croteau

Jean Croteau

Its Chief Executive Officer

THE LENDER

ONE CONANT CAPITAL, LLC

/s/ Barbara Flight

Barbara Flight

Its Senior Vice President

[Signature page to Corporate IP Security Agreement]

Exhibit 1

List of Patents, Trademarks, and Copyrights

U.S. Pending and Issued Patents

Method And System For Design And Drafting

Patent Number

5,548,707

Method And System For Design And Drafting

Patent Number

5,655,095

Method And System For Design And Drafting

Patent Number

5,929,856

US Trademarks Registrations

CADRA

Trademark No.

2,850,133

DESIGNGATEWAY

Trademark No.

2,875,147

PRODUCTCENTER

Trademark No.

3,657,646

Community Trade Mark Registrations

DESIGNGATEWAY

Trademark No.

1,615,178

Canadian Trademark Registrations

SOFTECH

Trademark No.

TMA 348907

US Registered Copyrights

Tool Maker

TX0004863373

ToolDesigner

TX0004863371

Prospector

TX0004863372

Cadra

TX0004863374

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